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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     We, the undersigned directors and/or officers of LendingTree, Inc. (the "Company"), hereby severally constitute and appoint Douglas R. Lebda, Chief Executive Officer, Keith B. Hall, Senior Vice President and Chief Financial Officer, and Robert J. Flemma, Jr., Vice President and General Counsel, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-1 filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, in connection with the registration under the Securities Act of 1933, as amended, of equity securities of the Company, and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

                     SIGNATURE                                 TITLE(S)                    DATE
                     ---------                                 --------                    ----

               /s/ DOUGLAS R. LEBDA                  Chief Executive Officer and     November 30, 1999
---------------------------------------------------    Director (principal
                 Douglas R. Lebda                      executive officer)

                 /s/ KEITH B. HALL                   Senior Vice President and       November 30, 1999
---------------------------------------------------    Chief Financial Officer
                   Keith B. Hall

                  /s/ BRIAN REGAN                    Vice President and              November 30, 1999
---------------------------------------------------    Controller
                    Brian Regan

               /s/ JAMES A. CARTHAUS                 Director                        November 22, 1999
---------------------------------------------------
                 James A. Carthaus

                 /s/ RICHARD FIELD                   Director                        November 22, 1999
---------------------------------------------------
                   Richard Field

                /s/ ROBERT KENNEDY                   Director                        November 29, 1999
---------------------------------------------------
                  Robert Kennedy

             /s/ DANIEL CHARLES LIEBER               Director                        November 30, 1999
---------------------------------------------------
               Daniel Charles Lieber

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
                     SIGNATURE                                 TITLE(S)                    DATE
                     ---------                                 --------                    ----

                  /s/ ADAM MIZEL                     Director                        November 30, 1999
---------------------------------------------------
                    Adam Mizel

              /s/ W. JAMES TOZER, JR.                Director                        November 30, 1999
---------------------------------------------------
                W. James Tozer, Jr.